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                                                                   EXHIBIT 10.4


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


        THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "AGREEMENT") is made and entered into as November 14, 2002 by VIROLOGIC, INC., a Delaware corporation (the "GRANTOR"), in favor of SDS Merchant Fund, L.P., as Collateral Agent, for the benefit of the holders of the Notes (each a "SECURED PARTY" and collectively the "SECURED PARTIES"). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Exchange Agreement (as defined below).

                              W I T N E S S E T H:

        WHEREAS, Grantor and the Secured Parties have entered into that certain Exchange Agreement dated as of the date hereof (as from time to time amended, supplemented or otherwise modified, the "EXCHANGE AGREEMENT");

        WHEREAS, pursuant to the Exchange Agreement, Grantor has issued to the Secured Parties $12,045,987.94 in aggregate principal amount of Grantor's Series C Convertible Secured Promissory Notes (as from time to time amended, supplemented or otherwise modified, the "NOTES");

        WHEREAS, as collateral security for payment and performance of its obligations under the Exchange Agreement, the Notes and the other Transaction Documents, Grantor is willing to grant to the Collateral Agent (for the benefit of the Secured Parties) a security interest in certain of its property and assets; and

        WHEREAS, Grantor is contemporaneously entering into that certain Security Agreement dated as of the date hereof in favor of the Collateral Agent (for the benefit of the Secured Parties)(as from time to time amended, supplemented or otherwise modified, the "SECURITY AGREEMENT"); and

        NOW, THEREFORE, in order to induce the Secured Parties to enter into the Exchange Agreement and the other Transaction Documents and in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

        1. GRANT OF SECURITY. Grantor hereby grants to the Collateral Agent (for the benefit of the Secured Parties), and hereby reaffirms its prior grant to the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Security Agreement of, a first priority continuing security interest, subject to Permitted Liens (as defined in the Security Agreement), in all of the following (collectively, the "COLLATERAL"):

           (a) Patents. All of Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States issued patents and patent applications (including without limitation the patents and patent applications identified on Schedule I attached hereto and incorporated herein by reference), including, without limitation, the inventions and improvements described and claimed therein, and all reissues, divisions, continuations,


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continuations-in-part, substitutes, renewals, and extensions thereof, all foreign patent applications based thereof and foreign patents issuing therefrom, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing, and all other rights of any kind whatsoever of Grantor accruing thereunder or pertaining thereto (collectively, the "PATENTS").

           (b) Trademarks. All of Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States trademarks, trade names, trade dress, domain names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications (other than "intent to use" applications until a verified statement of use is filed with respect to such applications) in connection therewith (including without limitation each trademark, trade name, trade dress, domain name, registration and application identified in Schedule II attached hereto and incorporated herein by reference), and any renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing, and all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of Grantor accruing thereunder or pertaining thereto (collectively, the "TRADEMARKS"), together in each case with the goodwill of the business connected with the use of, and symbolized by, each such Trademark.

           (c) Copyrights. All of Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States copyrights and copyright applications (including without limitation the copyrights and copyright applications identified on Schedule III attached hereto and incorporated herein by reference) and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing, and all other rights of any kind whatsoever of Grantor accruing thereunder or pertaining thereto (collectively, the "COPYRIGHTS").

           (d) Licenses. All license agreements regarding Patents, Trademarks or Copyrights (other than "off the shelf" software) with any other party, whether Grantor is a licensor or licensee under any such license agreement (including without limitation the licenses listed on Schedule IV attached hereto and incorporated herein by reference), as from time to time amended, supplemented or otherwise modified, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, and the right to prepare for sale, sell and advertise for sale, all inventory now or hereafter owned by Grantor



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and now or hereafter covered by such licenses, and all other rights of any kind whatsoever of Grantor accruing thereunder or pertaining thereto (collectively, the "LICENSES").

           (e) Proceeds. To the extent not otherwise included, all proceeds of any of the foregoing, including without limitation (i) any and all proceeds of any guarantee, insurance or indemnity payable to Grantor from time to time with respect to any of the Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time as consideration for any confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority; (iii) all proceeds of any sale, lease, license or other disposition of any of the Collateral or rights therein whether or not the lien therein purportedly granted hereunder is valid or attaches or is perfected; and (iv) any and all other amounts from time to time paid or payable with respect to or in connection with any of the Collateral.

        2. SECURED OBLIGATIONS. The security interests granted under this Agreement (the "SECURITY INTERESTS") by Grantor secure the prompt and complete payment and performance of all Secured Obligations (as such term is defined herein). For purposes of this Agreement, "SECURED OBLIGATIONS" shall mean: (a) all obligations and liabilities to the Secured Parties, whether now existing or hereafter arising, under the Exchange Agreement, the Notes, this Agreement, the Security Agreement, and/or any document or agreement related to any of the foregoing and the due performance and compliance with the terms of the Exchange Agreement, the Notes, this Agreement, the Security Agreement, and/or any document or agreement related to any of the foregoing; (b) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or to preserve the Secured Parties' security interest in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of any obligations or liabilities of Grantor referred to in the immediately preceding clauses (a) and (b) in accordance with the terms of the Exchange Agreement, the Notes, this Agreement, the Security Agreement, and/or any document or agreement related to the foregoing, the expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any other exercise by the Collateral Agent (for the benefit of the Secured Parties) of its rights hereunder, together with reasonable attorneys' fees and court costs. The Security Interests granted by this Agreement are granted in conjunction with the security interests granted to the Collateral Agent (for the benefit of the Secured Parties) in certain assets of Grantor under the Security Agreement.

        3. FURTHER ASSURANCES.

           (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents and take all further actions that may be necessary or desirable in the Collateral Agent's reasonable determination, or that the Collateral Agent may reasonably request, in order to (i) continue, perfect and protect any Security Interest granted or purported to be granted hereby and (ii) enable the Collateral Agent (for the benefit of the Secured Parties) to exercise and enforce its rights and remedies hereunder with respect to any part of the Collateral. Without limiting the generality of the foregoing, Grantor will execute and file (with the appropriate governmental offices, authorities, agencies and regulatory bodies in the United States) such supplements to this Agreement and such financing or continuation statements, or amendments thereto, and such other instruments or notices, including executed Notices, with the U.S. Patent and Trademark Office and the U.S.



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Copyright Office, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the Security Interests granted hereby.

           (b) If, before the Secured Obligations have been indefeasibly paid and/or performed in full, Grantor shall (i) adopt, use, acquire or apply for registration of any trademark, service mark or trade name (each deemed a "FUTURE TRADEMARK"), (ii) apply for any U.S. and foreign patent or obtain any U.S. and foreign patent or patent application (each deemed a "FUTURE PATENT"); (iii) create or acquire any published or material unpublished works of authorship that is registered with the U.S. Copyright Office (each deemed a "FUTURE COPYRIGHT"); or (iv) enter into any license agreement in respect of any Patent, Trademark or Copyright that is not now identified on Schedule IV (each deemed a "FUTURE LICENSE"); then the provisions of Section 1 above shall automatically apply thereto, and Grantor shall give to Collateral Agent reasonably prompt notice thereof in writing. Such written notice shall act to modify this Agreement unilaterally by amending Schedule I, Schedule II, Schedule III or Schedule IV hereto, as appropriate, to include any Future Trademark, Future Patent, Future Copyright or Future License described therein.

           (c) Grantor agrees that simultaneously with the execution of this Agreement, and thereafter upon any amendment of Schedule I, Schedule II or
Schedule III, Grantor shall execute notices in the form appended hereto as Exhibit A, Exhibit B, or Exhibit C (each, a "NOTICE"), as appropriate, with respect to all of the Collateral, now owned or hereafter acquired, and shall deliver each Notice to Collateral Agent for the purpose of recordation at the U.S. Patent and Trademark Office or the U.S. Copyright Office, as appropriate.

           (d) Grantor agrees that it (i) will not take any action, nor enter into any license, royalty, assignment or other agreement which will conflict with Grantor's obligations under this Agreement; (ii) will not take any action, nor enter into any license, royalty, assignment or other agreement, except for commercially reasonable purposes, which has the effect of diluting, reducing the distinctiveness of or otherwise reducing the value of the Collateral, including the unreasonable failure to maintain any patent or patent pending or unreasonably allowing for the abandonment of any trademark or service mark application or the cancellation or expiration of any trademark or service mark registration; (iii) will give Collateral Agent thirty (30) days prior written notice of any proposed license, royalty, assignment or other agreement relating to the Collateral; and (iv) will actively defend any claim or allegation that any of the Collateral infringes upon or misappropriates the proprietary rights of any third party and will actively pursue any third-party infringers of the Collateral unless otherwise agreed to by the Collateral Agent, which agreement shall not be unreasonably withheld.

           (e) Grantor shall have the duty (i) with respect to the Trademarks, to prosecute diligently any applications for any Trademarks pending as of the date of this Agreement or thereafter filed, to maintain any trademark/service mark registrations in effect as of the date of this Agreement or thereafter obtained, and to preserve and maintain all rights in the Trademarks and any registrations thereof and/or the applications therefor; (ii) with respect to the Patents, to prosecute diligently any patent applications pending as of the date of this Agreement or thereafter acquired or filed and to maintain any Patents issued as of the date of this Agreement or thereafter issued and (iii) with respect to the Copyrights, to register in the U.S. Copyright



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Office any works of authorship material to the business of Grantor; unless, in each case, Grantor determines in its good faith business judgment that Grantor's business would be better served by not taking such actions. Any expenses incurred in connection with such applications, registrations and/or maintenance activities shall be borne by Grantor.

           (f) Grantor shall not do any act or omit to do any act whereby any of the Collateral may become dedicated or abandoned, except where such dedication or abandonment (i) will not materially adversely affect the business, condition (financial or otherwise), operations, performance, or properties of Grantor, and
(ii) is in the ordinary course of Grantor's business. Grantor agrees to notify the Collateral Agent promptly and in writing if it learns that any of the Collateral may become abandoned or dedicated or of any adverse determination or any development (including without limitation the institution of any proceeding in the U.S. Patent and Trademark Office, the U.S. Copyright Office, or any court) regarding any material part of the Collateral.

           (g) Grantor shall have the duty to take any and all action which reasonably may be necessary or desirable to protect the Collateral, including, without limitation, the prosecution and defense of infringement actions involving the Collateral unless otherwise agreed to by the Collateral Agent, which agreement shall not be unreasonably withheld. During the continuance of an Event of Default, the Collateral Agent shall have the right, but shall in no way be obligated, to bring suit in its own or in Grantor's name to enforce and protect rights to the Collateral in which event Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Collateral Agent in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent for all reasonable costs and expenses incurred by the Collateral Agent in the exercise of its rights under this subsection.

           (h) To preserve and protect the goodwill associated with the Trademarks, Grantor covenants that it shall maintain the quality of the products and services sold under or in connection with the Trademarks and shall not at any time permit any impairment of the quality of such products and services, and will provide the Collateral Agent with a certificate to such effect signed by an officer of Grantor upon the reasonable request of the Collateral Agent.

           (i) Grantor shall continue to mark its products as required by statute with the numbers of all appropriate Patents.

        4. FINANCING STATEMENTS. Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments or continuations thereto that describe the Collateral. Grantor shall execute and deliver as reasonably required by the Collateral Agent any additional financing statements or other documents, together with any necessary amendments or continuation statements so long as this Agreement remains in effect.

        5. RECEIPT OF PAYMENT. In the event an Event of Default (as hereinafter defined) shall occur and be continuing and Grantor (or any of its affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Collateral,



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including without limitation monies, checks, notes, drafts or any other items of payment, Grantor shall hold all such items of payment in trust for the Collateral Agent (for the benefit of the Secured Parties), and as the property of the Collateral Agent (for the benefit of the Secured Parties), separate from the funds of Grantor, and no later than the first business day following the receipt thereof, Grantor shall cause the same to be forwarded to the Collateral Agent (for the benefit of the Secured Parties) for its custody and possession as additional Collateral.

        6. COVENANTS. Grantor covenants with the Collateral Agent (for the benefit of the Secured Parties) that from and after the date of this Agreement until termination hereof in accordance with Section 27 hereof:

        (a) TRANSFER OF COLLATERAL. Except for Permitted Liens or as otherwise expressly permitted herein, other than the disposition of items of Collateral in the ordinary course of Grantor's business as presently conducted, Grantor shall not sell, assign, transfer, encumber or otherwise dispose of any Collateral without the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld. For purposes of this provision, "dispose of Collateral" shall include, without limitation, the creation of a Lien (whether voluntary or involuntary) on such Collateral.

        (b) FURTHER IDENTIFICATION OF COLLATERAL. Grantor will furnish to the Collateral Agent from time to time, upon the request of the Collateral Agent, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

        7. GENERAL WARRANTIES AND REPRESENTATIONS. Grantor represents and warrants to the Collateral Agent (for the benefit of the Secured Parties) that:

        (c) Grantor is and, except as permitted by the Exchange Agreement, will continue to be the owner of the Collateral hereunder, now owned and upon the acquisition of the same, free and clear of all Liens other than the security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) hereunder and under the Security Agreement and Permitted Liens, and that it will defend such Collateral and any products and proceeds thereof against all claims and demands of all third parties at any time claiming the same or any interest therein adverse to the Collateral Agent.

        (d) Grantor has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement, to grant the security interest of the Collateral Agent (for the benefit of the Secured Parties) hereunder and to perform fully each of its obligations hereunder. This Agreement has been duly executed and delivered and constitutes the valid and binding obligation of Grantor enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to creditor's rights generally. No approval or consent of any foreign, federal, state, country, local or other governmental or regulatory body, and no approval or consent of any other Person is required in connection with the execution and delivery by Grantor of this Agreement, the grant of the security interest of the Collateral Agent (for the benefit of the Secured Parties) hereunder and the consummation and performance by Grantor of the



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transactions contemplated hereby. The execution and delivery of this Agreement, the grant of the security interest of the Collateral Agent (for the benefit of the Secured Parties) hereunder and the consummation and performance by Grantor of the transactions contemplated hereby will not conflict with or result in the breach or violation of any of the terms or conditions of, or constitute (or with notice or lapse of time or both would constitute) a default under any material instrument, contract or other agreement to which Grantor is a party or by or to which it or its assets or properties are bound or subject or any statute or any regulation, order, judgment or decree of any court or governmental or regulatory body.

        (e) To the best of Grantor's knowledge, the Collateral does not infringe any rights owned or possessed by any third party.

        (f) There are no claims, judgments or settlements to be paid by Grantor or pending claims or litigation relating to the Collateral.

        (g) No action or proceeding is pending or, to Grantor's knowledge, threatened seeking to limit, cancel or question the scope or validity of any of the Collateral.

        (h) The actions contemplated under or in connection with the Transaction Documents will not impair the legal right of Grantor to use any of the Collateral.

        (i) Grantor has no knowledge of the existence of any right under any patent, trademark, license agreement, trade name, trade secret, know-how, confidential research, development and commercial information, or other proprietary information held by any other person that would preclude Grantor from publishing, distributing, marketing, selling, or using any product currently made by it, being made for it or sold or used by it, imported by it or exported by it, as the case may be, or to use any processes currently used by it, or materially interfere with the ability of Grantor to carry on its business as currently carried on, and Grantor has no knowledge of any claim to the contrary that is reasonably likely to be made.

        (j) To the best of Grantor's knowledge, there are no other users of the Trademarks or variations thereof that are similar enough to the Trademarks, with due regard to goods and services with which the respective Trademarks are used, as to be likely to cause confusion or mistake among consumers.

        (k) Grantor has complied with, and will continue for the duration of this Agreement to comply with, the requirements set forth in 15 U.S.C. Sections 1051-1127, 17 U.S.C. Section 101, et seq., 35 U.S.C. Section 101 et seq. and any other applicable statutes, rules and regulations in connection with its use of the Collateral.

        (l) Set forth on Schedule IV is a list, which is complete and accurate in all material respects as of the date hereof, of Licenses of Grantor necessary for the conduct of its business as currently conducted or used in the selling or marketing of Grantor's products, including the expiration date of such Licenses. Each License of Grantor identified on Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is, to Grantor's knowledge, valid and enforceable.



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        8. PATENT REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants as follows:

           (a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to each of the Patents, free and clear of any lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or any other encumbrance except for the security interests created hereunder and under the Security Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent (for the benefit of the Secured Parties).

           (b) Set forth on Schedule I is a list of all of the Patents owned by Grantor necessary for the conduct of its business as currently conducted or used in the selling or marketing of Grantor's products.

           (c) Each Patent of Grantor identified on Schedule I hereto is subsisting and has not been adjudged unpatentable, invalid or unenforceable, in whole or in part, and to the knowledge of Grantor is patentable, valid and enforceable, and each Patent application of Grantor identified on Schedule I hereto has been filed in conformity with applicable rules and procedures of the U.S. Patent and Trademark Office.

        9. TRADEMARK REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants as follows:

            (a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to each of the Trademarks, free and clear of any lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the security interests created hereunder and under the Security Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral is on file in any recording office, including, without limitation, the U.S. Patent and Trademark Office, except such as may have been filed in favor of the Collateral Agent (for the benefit of the Secured Parties).

            (b) Set forth on Schedule II is a list of all of the Trademarks owned by Grantor necessary for the conduct of its business as currently conducted or used in the selling or marketing of Grantor's products.

            (c) Each Trademark of Grantor identified on Schedule II is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to Grantor's knowledge, valid, registrable and enforceable.

            (d) Grantor has used consistent standards of quality in manufacturing, distribution and marketing of each product sold and provision of each service provided under any Trademark.

        10. COPYRIGHT REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants as follows:

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            (a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to each of the Copyrights, free and clear of any lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the security interests created hereunder and under the Security Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral is on file in any recording office, including, without limitation, the U.S. Copyright Office, except such as may have been filed in favor of the Collateral Agent (for the benefit of the Secured Parties).

            (b) Set forth on Schedule III is a list of all of the Copyrights owned by Grantor necessary for the conduct of its business as currently conducted or materially used in the selling or marketing of Grantor's products.

            (c) Each Copyright of Grantor identified on Schedule III is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to Grantor's knowledge, valid and enforceable.

        11. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Without limiting any other provision of this Agreement, upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints the Collateral Agent (for the benefit of the Secured Parties), as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

            (a) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any License whenever payable;

            (b) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

            (c) to direct any party liable for any payment under any of the Licenses to make payment of any and all moneys due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

            (d) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;

            (e) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

            (f) to defend any suit, action or proceeding brought against Grantor with respect to any Collateral;

            (g) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and

            (h) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent was the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's (for the benefit of the Secured Parties') security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, Grantor further agrees to execute any additional documents which the Collateral Agent may reasonably require in order to confirm this power of attorney, or which the Collateral Agent may reasonably deem necessary to enforce any of its rights contained in this Agreement. The powers conferred on the Collateral Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act, except for their own gross (not mere) negligence or willful misconduct. The Grantor also authorizes the Collateral Agent to execute, in connection with any sale provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

        12. COLLATERAL AGENT MAY PERFORM. If Grantor fails to perform any agreement contained herein after any applicable cure period, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by Grantor to the fullest extent permitted by applicable law.

        13. COLLATERAL AGENT'S DUTIES. The powers conferred on the Collateral Agent hereunder are solely to protect the interest of the Collateral Agent (for the benefit of the Secured Parties) in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such

Collateral is accorded treatment substantially equal to that which such party accords its own similar property.

        14. EVENTS OF DEFAULT. It is understood and agreed that the occurrence of any one or more of the following shall constitute an "EVENT OF DEFAULT" hereunder and shall entitle the Collateral Agent (for the benefit of the Secured Parties) to take such actions as are elsewhere provided in this Agreement in respect of Events of Default: (a) an "Event of Default" as defined in the Notes shall have occurred and be continuing; or (b) any representation or warranty made by Grantor herein shall prove to have been false in any material respect when made; or (c) any covenant made by Grantor herein is breached, violated, or not complied with and not cured within ten (10) days after notice thereof from the Collateral Agent; or (d) any material uninsured damage to or loss, theft or destruction of any of the Collateral shall occur; or (e) the security interests granted herein do not constitute for any reason a first priority perfected security interest in the Collateral covered thereby.

        15. RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing:

            (a) The Collateral Agent (for the benefit of the Secured Parties) may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect in the State of Delaware (the "Code") and also may (i) exercise any and all rights and remedies of Grantor under, in connection with, or otherwise in respect of, such Collateral, including the completion and filing of any Notice,
(ii) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the documents embodying such Collateral as directed by the Collateral Agent and make it available to the Collateral Agent, at a place to be designated by the Collateral Agent that is reasonably convenient to both the Collateral Agent and Grantor, (iii) subject to the rights of any lessor, occupy any premises owned or leased by Grantor where documents embodying such Collateral or any part thereof are assembled for a reasonable period in order to effectuate the rights and remedies of the Collateral Agent (for the benefit of the Secured Parties) hereunder or under applicable law, without obligation to Grantor in respect of such occupation, (iv) license such Collateral or any part thereof, (v) with notice as specified below, sell such Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable, and (vi) without prior notice to Grantor, direct any licensee of any Collateral to pay all royalties and other payments which may be or which may thereafter become payable to Grantor directly to the Collateral Agent or any designee of the Collateral Agent, but the Collateral Agent shall give notice to Grantor of any such direction no later than five (5) business days after giving any such direction. Grantor agrees that at least ten (10) days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, with further notice to Grantor, be made at the time and place to which it was so adjourned.

            (b) All payments made under or in connection with or otherwise in respect of the Collateral, and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of such Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent, as collateral for, and then or at any time thereafter applied against all or any part of the Secured Obligations. Any sale or other disposition of the Collateral and the possession thereof by the Collateral Agent shall be in compliance with all provisions of applicable law (including applicable provisions of the Code).

        16. CONDUCT OF BUSINESS AFTER DEFAULT. The parties understand and agree that the security interest granted to the Collateral Agent (for the benefit of the Secured Parties) with respect to the Collateral, as defined in this Agreement, together with the other Collateral, as defined in the Security Agreement (the "OTHER COLLATERAL"), will and is intended to permit the Collateral Agent and its successors and assigns, during the continuance of an Event of Default as provided herein, to take title to and make use of all rights to the Collateral in conjunction with the Other Collateral, all of which will permit the Collateral Agent to manufacture and sell the products and/or provide the services with which the Collateral is associated and maintain substantially the same product specifications and quality and/or quality of services as maintained by Grantor.

        17. PERFORMANCE BY COLLATERAL AGENT OF GRANTOR'S OBLIGATIONS. If Grantor fails to perform or comply with any of its agreements contained herein after any applicable cure period and the Collateral Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreements, the expenses of the Collateral Agent incurred in connection with such performance or compliance shall be payable by Grantor to the Collateral Agent on demand and shall constitute Secured Obligations secured hereby.

        18. RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC. The enumeration of the rights and remedies of the Collateral Agent (for the benefit of the Secured Parties), set forth in this Agreement is not intended to be exhaustive and the exercise by the Collateral Agent of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, or under any other agreement between Grantor and the Collateral Agent and/or any Secured Party or which may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Collateral Agent in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing. No course of dealing between Grantor and the Collateral Agent or the Collateral Agent's agents or employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default. Neither the Collateral Agent nor any Secured Party shall have any liability for any error, omission or delay of any kind occurring in the handling or liquidation of the Collateral or for any damages resulting therefrom, other than as a result of its gross negligence or willful misconduct.

        19. SUPPLEMENTAL DOCUMENTATION. At the Collateral Agent's request, Grantor shall execute and deliver to the Collateral Agent, at any time or times hereafter, all documents, instruments and other written matter that the Collateral Agent may reasonably request to perfect and maintain perfected the security interest of the Collateral Agent (for the benefit of the Secured Parties) in the Collateral, in form and substance reasonably acceptable to the Collateral Agent, and pay all charges, expenses and fees the Collateral Agent may reasonably incur in filing any of such documents, and all taxes relating thereto. Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed by the Collateral Agent in any filing office.

        20. WAIVERS. In addition to the other waivers contained herein, Grantor hereby expressly waives, to the extent permitted by law: presentment for payment, demand, protest, notice of demand, notice of protest, notice of default or dishonor, notice of payments and nonpayments and all other notices and consents to any action taken by the Collateral Agent (on behalf of the Secured Parties) unless expressly required by this Agreement.

        21. NOTICE. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third business day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first business day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

        (a) if to Grantor:

            ViroLogic, Inc.
            270 East Grand Avenue
            South San Francisco, California 94080
            Telephone:  (650) 635-1100
            Facsimile:
            Attn:  Chief Executive Officer
            with a copy simultaneously transmitted by like means to (which transmittal shall not constitute notice hereunder):

            Cooley Godward LLP
            4401 Eastgate Mall
            San Diego, California 92121
            Telephone:  (858) 550-6000
            Facsimile: (858) 453-3555

        (b) if to the Collateral Agent:

            SDS Merchant Fund, L.P.
            53 Forest Avenue
            Second Floor
            Old Greenwich, CT 06870
            Telephone:  (203) 967-5850 x75
            Facsimile: (203) 967-5851
            Attn: Steve Derby

            with a copy simultaneously transmitted by like means to (which transmittal shall not constitute notice hereunder):

            Drinker Biddle & Reath LLP
            One Logan Square
            18th and Cherry Streets
            Philadelphia, PA 19103
            Telephone:  (215) 988-2700
            Facsimile:  (215) 988-2757
            Attn:  Stephen T. Burdumy, Esq.

or to such other address as each party may designate for itself by like notice given in accordance with this Section 21.

        22. DEFINITIONS. All terms defined in Article 9 of the Uniform Commercial Code of the State of Delaware (the "CODE") and used in this Agreement shall have the same definitions herein as specified in Article 9 of the Code, and such definitions are hereby incorporated herein by reference and made a part hereof.

        23. ENTIRE AGREEMENT. This Agreement and the other Transaction Documents constitute and express the entire understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

        24. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

        25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Grantor, and the rights, remedies, powers, and privileges of the Collateral Agent (for the benefit of the Secured Parties) hereunder shall inure to the benefit of the successors and assigns of the Collateral Agent; provided, however, that Grantor shall not make any assignment hereof without the prior written consent of the Collateral Agent.

        26. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. A telephone line facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

        27. TERMINATION; RELEASE. Upon the indefeasible payment in full of all Secured Obligations, this Agreement and all obligations of Grantor hereunder shall terminate without delivery of any instrument or performance of any act by any party, and the Collateral shall automatically be released from the Liens created by this Agreement and all rights to such Collateral shall automatically revert to Grantor. Notwithstanding the immediately preceding sentence, upon such termination of this Agreement, the Collateral Agent, at the expense of Grantor, shall reassign and redeliver such Collateral then held by or for the Secured Parties and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

        28. PARAGRAPH HEADINGS. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        29. INDEMNIFICATION. Grantor agrees to pay, and to save the Collateral Agent and each Secured Party harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by Grantor in complying with any law or regulation applicable to any of the Collateral,
(iii) in connection with any action taken by the Collateral Agent in exercising its rights under this Agreement, except to the extent caused by Collateral Agent's or such Secured Party's gross negligence or willful misconduct, and (iv) in connection with the preparation and enforcement of this Agreement and/or and document or agreement related thereto. The obligations under this Section 29 shall survive termination of this Agreement.

        30. GOVERNING LAW.

            (a) This Agreement and the rights and obligations of Grantor hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware, except to the extent that under the Code the laws of another jurisdiction govern matters of perfection and the effect of perfection or non-perfection of any security interest granted hereunder.

            (b) Each party hereby expressly and irrevocably agrees and consents that any suit, action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein may be instituted in any state or federal court sitting in the State of Delaware, and, by the execution and delivery of this Agreement, each party expressly waives any objection that it may have now or hereafter to the laying of the venue or to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding.

            (c) Each party agrees that service of process may be made by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to the address of such party provided by Section 21 hereof, or by any other method of service provided for under the applicable laws in effect in the State of Delaware.

            (d) Nothing contained in subsections (b) or (c) hereof shall preclude any party from bringing any suit, action or proceeding arising out of or relating to this Agreement in the courts of any place where any party or any of such party's property or assets may be found or located. To the extent permitted by the applicable laws of any such jurisdiction, each party hereby irrevocably submits to the jurisdiction of any such court and expressly waives, in respect of any such suit, action or proceeding, the jurisdiction of any other court or courts which now or hereafter, by reason of its present or future domicile, or otherwise, may be available to it.

            (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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                                      -17-

        IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered as of the date first above written.


                                            VIROLOGIC, INC.



                                            By: /s/ WILLIAM D. YOUNG
                                               -----------------------------
                                            Name: William D. Young
                                                 ---------------------------
                                            Title: Chairman & CEO
                                                  --------------------------


Acknowledged and agreed
to by the Collateral Agent:

SDS MERCHANT FUND, L.P.,
as Collateral Agent,
by its Managing Member,
SDS Capital Partners, L.L.C.


By: /s/ STEVE DERBY
   -----------------------------
Name: Steve Derby
     ---------------------------
Title: Managing Member
      --------------------------



                                      -18-